UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2006

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 1, 2006, the board of directors of General Mills, Inc. (the “Company”) appointed Kendall J. Powell to serve as President and Chief Operating Officer of the Company and elected him to the Company’s board of directors as part of its approval of a new organizational structure for the Company’s senior management team effective on June 1, 2006. The Company issued a press release on May 3, 2006 with additional information on Mr. Powell’s appointment and the new organizational structure. The press release is filed as Exhibit 99.1 and incorporated by reference to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press release of General Mills, Inc. dated May 3, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 4, 2006

GENERAL MILLS, INC.
By:	/s/ Michael A. Peel

Name: Michael A. Peel
Title: Senior Vice President, Human Resources and Corporate Services

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of General Mills, Inc. dated May 3, 2006.